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                                                                    EXHIBIT 10.4


            NONCOMPETITION, NONDISCLOSURE AND INVENTIONS AGREEMENT

     The undersigned, in consideration of and as a condition of my employment with Total, Ltd., a North Carolina corporation (the "Company"), does hereby agree with the Company as follows:

     1. During the period of my full time employment by the Company, I will devote my full time and best efforts to the business of the Company and I agree that I will not, directly or indirectly, alone or as a partner, officer, director, employee, consultant, agent, independent contractor or shareholder of any company or business organization, engage in any business activity which is directly or indirectly in competition with the products and services being developed, manufactured, marketed, sold or otherwise provided by the Company or which is directly or indirectly detrimental to the business of the Company; provided, however, that the record or beneficial ownership by me of 1 % of less
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of the outstanding publicly traded capital stock of any such company shall not be deemed to be in violation of this Section 1, provided that I am not an officer, director or employee of such company.

     2. For the shorter of (i) the period of time that the Company continues paying my base salary in effect prior to such termination or (ii) a period of two (2) years after the termination or cessation of my employment with the Company for any reason, I agree that I will not, directly or indirectly, alone or as a partner, officer, director, employee, consultant, agent, independent contractor or shareholder of any company or business organization, engage in any business activity which is directly or indirectly in competition with the products or services being developed, manufactured, marketed, sold or otherwise provided by the Company ("Competitive Activity") in any of the following geographic areas: (1) North Carolina, (2) any state in which the Company is actively providing services, (3) any state in which the Company is actively soliciting customers with a view toward providing services, (4) any country in which the Company is actively providing services and (5) any country in which the Company is actively soliciting customers with a view toward providing services. I further agree that, for the shorter of (i) the period of time that the Company continues paying my base salary in effect prior to such termination or (ii) a period of two (2) years after the termination or cessation of my employment with the Company for any reason, I will not in any capacity, either separately, jointly or in association with others, directly or indirectly, solicit or contact in connection with, or in furtherance of, a Competitive Activity any of the Company's employees, consultants, agents, suppliers or customers with respect to the Company at any time during the one year immediately preceding the date of my termination of employment or that become such with respect to the Company at any time during the one year immediately following the date of my termination. My obligations under this Section 2 shall survive the termination or cessation of my employment and shall be binding upon my heirs, executors and administrators.

     3. For the purposes of Sections 1 and 2 of this Agreement, a business shall be deemed to be in competition with the Company only if the products or services of such
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business are substantially similar in function or capability to the products or services then being developed, manufactured, marketed, sold or otherwise provided by the Company.

     4. Except as required by law, I will not, whether during or after the termination or cessation of my employment, reveal to any person, association or company any of the trade secrets or confidential information concerning the organization, business or finances of the Company so far as they have come or may come to my knowledge, except as may be required in the ordinary course of performing my duties as an employee of the Company or except as may be in the public domain through no fault of mine or as required to be disclosed by law or court order, and I shall keep secret all matters entrusted to me and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss whether directly or indirectly to the Company.

     Further, I agree that during my employment I shall not make, use or permit to be used any notes, memoranda, drawings, specifications, programs, data or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my employment, use or permit to be used any such notes, memoranda, drawings, specifications, programs, data or other materials, it being agreed that any of the foregoing shall be and remain the sole and exclusive property of the Company and that immediately upon the termination or cessation of my employment I shall deliver all of the foregoing, and all copies thereof, to the Company, at its main office.

     5. If at any time or times during my employment, I shall (either alone or with others) make, conceive, discover, reduce to practice or become possessed of any invention, modification, discovery, design, development, improvement, process, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "Inventions") that relates to the business of the Company or any of the products or services being developed, manufactured, marketed, sold or otherwise provided by the Company or which may conveniently be used in relation therewith, or results from tasks assigned me by the Company or results from the use of premises or equipment owned, leased or contracted for by the Company, such Inventions and the benefits thereof shall immediately become the sole and absolute property of the Company, and I shall promptly disclose to the Company (or any persons designated by it) each such Invention and hereby assign any rights I may have or acquire in the inventions and benefits and/or rights resulting therefrom to the Company without compensation and shall communicate, without cost or delay, and without publishing the same all available information relating thereto (with all necessary plans and models) to the Company. I hereby further represent and acknowledge that any and all such Inventions made, conceived, discovered or reduced to practice prior to the date hereof, whether or not I am the named inventor, are owned solely by the Company, and that I have no right, title or interest therein, and I agree that upon the request of the Company, and without any compensation to me, I will take such action and execute such documents as the Company may request to evidence and perfect the Company's ownership of such Inventions.

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     I will also promptly disclose to the Company and the Company hereby agrees to receive all such disclosures in confidence, any other invention, modification, discovery, design, development, improvement, process, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) made, conceived, discovered, reduced to practice or possessed by me (either alone or with others) at any time or times during my employment for the purpose of determining whether they constitute "Inventions," as defined herein.

     With respect to all Inventions, I will, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

          (a) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

          (b) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

     In the event the Company is unable, after reasonable effort, to secure my signature on any letters patent, copyright or other analogous protection relating to an Invention, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by me.

     6. I agree that any breach of this Agreement by me could cause irreparable damage and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder.

     7. I understand that this Agreement does not create an employment agreement with the Company. The undersigned acknowledges that he is an at-will employee of the Company.

     8. I represent that the inventions and developments identified in the pages, if any, attached hereto comprise all the inventions and developments which I have made or conceived prior to my employment by the Company, which inventions and developments are excluded from this Agreement. I understand that it is only necessary to list the title of such inventions and developments and the purpose thereof but not details of the invention or development itself. IF THERE ARE ANY SUCH INVENTIONS TO BE EXCLUDED,

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THE UNDERSIGNED SHOULD INITIAL HERE.  OTHERWISE IT WILL BE DEEMED THAT THERE ARE
NO SUCH EXCLUSIONS.

     I further represent that my performance of all the terms of this Agreement, and my performance as an employee of the Company, does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

     I further represent that if the representations set forth in the preceding paragraph are inapplicable, I have attached hereto a copy of each agreement, if any, which presently affects my compliance with the terms of this Agreement (such copy specifies the other contracting party or employer, the date of such agreement, the date of termination of any employment). IF THERE ARE ANY SUCH AGREEMENTS, THE UNDERSIGNED SHOULD INITIAL HERE. OTHERWISE IT WILL BE DEEMED THAT THERE ARE NO SUCH AGREEMENTS.

     9. Any waiver by the Company of a breach of any provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

     10. I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, duration, territory, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the extent compatible with the applicable law as it shall then appear. In particular, in the event that the provisions of Section 2 are found to be unenforceable or void (either in whole or in part) then the offending portion shall be construed as valid and enforceable only to the extent permitted by law, and the balance of this Agreement will remain in full force and effect. It is the intention of the parties to restrict the activities of the undersigned only to the extent necessary to protect the legitimate business interests of the Company and not to deprive the undersigned of the right to earn a livelihood. I agree that this Agreement is reasonably necessary to protect the Company's legitimate business interests.

     11. My obligations under this Agreement shall survive the termination or cessation of my employment regardless of the manner of such termination or cessation and shall be binding upon my heirs, executors and administrators.

     12. This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

     13. The term "Company" shall include Total Ltd., a North Carolina corporation, and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to

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assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

     14. For purposes of this Agreement (other than Section 1), the term "employment" shall also mean any period of consultancy with the Company.

     15. I acknowledge that the execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by that certain Investment Agreement, dated as of June 2, 1997, among the Company and the purchasers named therein (the "Purchasers"). I agree that no amendment, modification or waiver of any of my obligations under this Agreement shall be valid unless made in writing and signed by me, the Company and those Purchasers who hold a majority of the shares of Preferred Stock of the Company held by all Purchasers.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the 2/nd/ day of June 1997.
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                             TOTAL LTD.

                             By:   /s/ Frank Daniels III
                                ---------------------------------------
                             Name: Frank Daniels III
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                             Title: CEO
                                   ------------------------------------

                             EMPLOYEE:


                             /s/ George Schlukbier
                             ------------------------------------------
                             Printed Name: George Schlukbier
                                          -----------------------------

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